Exhibit 10.20

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.  The redacted material has been marked at the appropriate places with three asterisks (***).

ACQUISITION TRANSFER AGREEMENT

Among

WILLIS LEASE FINANCE CORPORATION,

WILLIS ENGINE SECURITIZATION TRUST II,

FACILITY ENGINE ACQUISITION LLC,

WEST ENGINE ACQUISITION LLC

and

WEST ENGINE FUNDING LLC

Dated as of

 September 14, 2012

Table of Contents

		Page
ARTICLE I DEFINITIONS		2

Section 1.01.	Definitions	2

ARTICLE II TRANSFER OF ASSETS		2

Section 2.01.	Transfer of Acquisition Membership Interests	2
Section 2.02.	Transfer of Engines	4
Section 2.03.	Damage to Engines	5
Section 2.04.	Rental Payments (other than Usage Fees)	6
Section 2.05.	Usage Fees; Lessee Reimbursements	7
Section 2.06.	Transfer of Irish Subleases	8
Section 2.07.	True Sale; Security Agreement	8

ARTICLE III REPRESENTATIONS AND WARRANTIES		9

Section 3.01.	Representations and Warranties of Willis	9
Section 3.02.	Representations and Warranties of Willis and WEST Funding	14
Section 3.03.	Representations and Warranties of Willis	17
Section 3.04.	Representations and Warranties of WEST	19
Section 3.05.	Representations and Warranties of WEST Acquisition	20
Section 3.06.	Representations and Warranties of Facility Acquisition	21
Section 3.07.	Representations and Warranties of WEST Funding	23
Section 3.08.	Independent Representations	24
Section 3.09.	Benefit of Representations; Survival of Representations	24
Section 3.10.	Reliance on Representations	24

ARTICLE IV ADDITIONAL AGREEMENTS		24

Section 4.01.	Regulatory and Other Authorizations; Notices and Consents	24
Section 4.02.	Willis and WEST Funding Covenants	24
Section 4.03.	Further Action	24

ARTICLE V CONDITIONS PRECEDENT		25

Section 5.01.	Conditions to Willis’ Obligations	25
Section 5.02.	Conditions to WEST’s Obligations on the Closing Date	26
Section 5.03.	Conditions to the Obligations of Facility Acquisition and the Facility Engine Trusts or WEST Acquisition and the WEST Engine Trusts on each Delivery Date with respect to a Remaining Engine	27

ACQUISITION TRANSFER AGREEMENT

THIS ACQUISITION TRANSFER AGREEMENT, dated as of September 14, 2012 (this “Agreement”), is entered into by and among WILLIS LEASE FINANCE CORPORATION (“Willis”), a Delaware corporation, WILLIS ENGINE SECURITIZATION TRUST II (“WEST”), a Delaware statutory trust, FACILITY ENGINE ACQUISITION LLC, a Delaware limited liability company (“Facility Acquisition”), WEST ENGINE ACQUISITION LLC, a Delaware limited liability company (“WEST Acquisition”), and WEST ENGINE FUNDING LLC, a Delaware limited liability company (“WEST Funding”).

W I T N E S S E T H:

WHEREAS, Willis wishes to transfer and contribute WEST Acquisition and Facility Acquisition to WEST on the Closing Date by transferring and contributing to WEST all of its right, title and interest in and to the Acquisition Membership Interests as a sale and contribution to and for the benefit of WEST, in consideration for the issuance by WEST of the Beneficial Interest Certificates in WEST pursuant to the Trust Agreement and the payment and distribution by WEST to Willis of the Cash Portion of the Acquisition Purchase Price pursuant to this Agreement;

WHEREAS, the twelve (12) Engine Trusts (“Facility Engine Trusts”) of which Facility Acquisition is the beneficiary on the date hereof have acquired and own the Aircraft Engines described in Schedule 1A (the “Facility Initial Engines”) or have the right to acquire the Aircraft Engines described in Schedule 1B (the “Facility Remaining Engines”) during the Transfer Period pursuant to the Facility Engine Transfer Agreement, and the sixty-seven (67) Engine Trusts (the “WEST Engine Trusts”) of which WEST Acquisition is the beneficiary on the date hereof have acquired and own the Aircraft Engines described in Schedule 2A (the “WEST Initial Engines”) or have the right to acquire the Aircraft Engines described in Schedule 2B (the “WEST Remaining Engines”) during the Transfer Period pursuant to the WEST Engine Transfer Agreement;

WHEREAS, pursuant to the Facility Engine Transfer Agreement, Willis is obligated, and is obligated to cause the Engine Trusts that own Facility Remaining Engines (the “Willis Engine Trusts”), to transfer to the Facility Engine Trusts and to Facility Acquisition all of the right, title and interest of Willis and the Willis Engine Trusts in and to the Facility Remaining Engines and the related Engine Assets in respect of the Facility Remaining Engines, as a sale and contribution by Willis to and for the benefit of WEST and in consideration for the payment and distribution to Willis of the Cash Portion of the Engine Purchase Price for each Facility Remaining Engine;

WHEREAS, pursuant to the WEST Engine Transfer Agreement, WEST Funding is obligated, and is obligated to cause the Engine Trusts that own the WEST Remaining Engines (the “Old WEST Engine Trusts”), to transfer to the WEST Engine Trusts and to WEST Acquisition all of the right, title and interest of WEST Funding and the Old WEST Engine Trusts in and to the WEST Remaining Engines and the related Engine Assets in respect of the WEST Remaining Engines, as a sale and contribution by Willis to and for the benefit of WEST and in consideration for the payment and distribution to Willis of the Cash Portion of the Engine Purchase Price for each WEST Remaining Engine;

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WHEREAS, WEST will collaterally assign its interests in WEST Acquisition, Facility Acquisition and its other assets to the Security Trustee, and Facility Acquisition, WEST Acquisition, the Facility Engine Trusts and the WEST Engine Trusts will collaterally assign their respective assets to the Security Trustee, in each case pursuant to the Security Trust Agreement and individual Engine Mortgages, as collateral for payment of the Notes issued from time to time pursuant to the terms of the Indenture and as collateral for payment and performance of the other obligations of WEST and the Issuer Group Members to the Secured Parties; and

WHEREAS, Willis, WEST, Facility Acquisition, WEST Acquisition and WEST Funding agree that all representations, warranties, covenants and agreements made by Willis, WEST, Facility Acquisition, WEST Acquisition and WEST Funding herein shall be for the benefit of the Noteholders, the Security Trustee and the Indenture Trustee;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                             Definitions.  The terms used herein have the meanings assigned to them in Appendix A.  Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.

ARTICLE II

TRANSFER OF ASSETS

Section 2.01.                             Transfer of Acquisition Membership Interests. (a)  Upon the terms and subject to the conditions of this Agreement and the Trust Agreement, on the Closing Date, Willis shall sell, transfer and contribute to WEST, and WEST shall acquire from Willis, in the manner set forth in clause (c), all of Willis’ right, title and interest in, to and under the Acquisition Membership Interests (thereby acquiring indirect ownership of all of WEST Acquisition’s interests in each Engine Trust of which WEST Acquisition is the beneficiary on the Closing Date and each Engine Asset owned by any such Engine Trust and all of Facility Acquisition’s interests in each Engine Trust of which Facility Acquisition is the beneficiary on the Closing Date and each Engine Asset owned by any such Engine Trust), in each case free from any Encumbrance other than Permitted Encumbrances (all of the foregoing, collectively, the “Assigned Property”), as a capital contribution by Willis to WEST valuing the Acquisition Membership Interests at a value equal to the Acquisition Purchase Price, subject to the payment and distribution by WEST to Willis of the Cash Portion of the Acquisition Purchase Price.  Effective on and as of the Closing Date, and subject to the terms and conditions contained in this Agreement, WEST agrees to accept all ownership interests in, and Willis shall cease to have any direct (as opposed to indirect, through its equity ownership of WEST) ownership interest in, the Assigned Property.

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(b)  Upon the terms and subject to the conditions of this Agreement, the sale, transfer and assignment of the Acquisition Membership Interests and the other Assigned Property contemplated by this Agreement shall take place at a closing to be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York, which may include electronic delivery of documents, on the Closing Date.

(c)  On the Closing Date, subject to satisfaction of the conditions set forth in Sections 5.01 and 5.02 to the obligations of Willis and WEST, respectively, the following actions will be taken by Willis or WEST, as indicated, and will be deemed to have taken place in the order set forth below, provided that the obligation of WEST or Willis to take each such action will be subject to Willis or WEST, respectively, having performed each of the actions that is to be taken prior to such action:

(i)                                     WEST shall deposit in the Collections Account the Cash Portion of the Acquisition Purchase Price and the aggregate Cash Portions of the Engine Purchase Prices for the Remaining Engines;

(ii)                                  Willis shall deliver to WEST (A) an Assignment of Equity Interest in respect of the WEST Acquisition Membership Interest and the membership interest certificate in the name of Willis with the transfer power duly executed by Willis in blank, together with a membership interest certificate evidencing the WEST Acquisition Membership Interest, duly issued and registered in the name of WEST, and (B) an Assignment of Equity Interest in respect of the Facility Acquisition Membership Interest and the membership interest certificate in the name of Willis with the transfer power duly executed by Willis in blank, together with a membership interest certificate evidencing the Facility Acquisition Membership Interest, duly issued and registered in the name of WEST;

(iii)                               Willis shall deliver to WEST a resignation by Old WEST as Manager of WEST Acquisition and a resignation by Willis as Manager of Facility Acquisition;

(iv)                              WEST shall cause the Cash Portion of the Acquisition Purchase Price to be remitted to Willis or to such other Person as Willis shall specify in writing to WEST and shall issue the Beneficial Interest Certificates in the name of Willis;

(v)                                 Willis shall deliver a receipt to WEST for the Acquisition Purchase Price; and

(vi)                              Willis shall cause the release and termination of all of the Prior Mortgages in the Assigned Property to be effective on the Closing Date and shall cause the transfer to the Security Trustee of all Lease Collateral relating to the Assigned Property.

(d)                                 Willis shall be responsible for the payment of any transfer taxes due in respect of the transfers of the Acquisition Membership Interests and all other Assigned Property.

(e)                                  In connection with the transfer of the Acquisition Membership Interests on the Closing Date, Willis agrees to record, file or register, and provide evidence of the recordation, filing or registration of, at its own expense no later than the Closing Date, the following UCC financing statements, releases and discharges, in each case in the indicated location:

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(i)                                     in the appropriate UCC filing offices, UCC financing statement amendments terminating the UCC financing statements in respect of the Prior Mortgages relating to the Assigned Property;

(ii)                                  with the FAA, releases of the Prior Mortgages relating to the Engines included in the Assigned Property;

(iii)                               on the International Registry, the discharges of the international interests in respect of the Prior Mortgages on the Assigned Property that have been registered on the International Registry; and

(iv)                              such other documents in such other locations as Willis may reasonably direct.

(f)                                    All such UCC financing statement amendments, releases, discharges and documents described in clause (e) shall meet the requirements of Applicable Law with respect to their form and the manner of their filing, recordation or registration.  Willis shall, promptly following the Closing Date, deliver to WEST (with copies to the Indenture Trustee), (i) with respect to such UCC financing statement amendments, file-stamped copies of such UCC financing statement amendments or, in the event that a file-stamped copy of such UCC financing statement amendments cannot be obtained in any given jurisdiction, a certificate signed by the relevant filing agent indicating that he/she filed such UCC financing statement amendments with the relevant governmental authority in such jurisdiction, (ii) with respect to the releases filed with the FAA, evidence of submission of the applicable documents for recordation and (iii) with respect to the discharges registered on the International Registry, a copy of a priority search certificate reflecting such discharges.

Section 2.02.                             Transfer of Engines.  (a)  During the Transfer Period, Willis and the Willis Engine Trusts are obligated, pursuant to the Facility Engine Transfer Agreement, to sell, transfer and assign to Facility Acquisition and the Facility Engine Trusts, and Facility Acquisition and the Facility Engine Trusts are obligated to acquire and accept from Willis and the Willis Engine Trusts, all of the legal right, title and interest and beneficial ownership in the Facility Remaining Engines and in the related Engine Assets, in each case pursuant to and on the terms and conditions set forth in the Facility Engine Transfer Agreement, provided that Willis shall have no liability to WEST in respect of any Facility Remaining Engine that has not been transferred to Facility Acquisition and a Facility Engine Trust by the end of the Transfer Period.

(b)  During the Transfer Period, WEST Funding and the Old WEST Engine Trusts are obligated, pursuant to the WEST Engine Transfer Agreement, to sell, transfer and assign to WEST Acquisition and the WEST Engine Trusts, and WEST Acquisition is obligated to and to cause the WEST Engine Trusts to, acquire and accept from WEST Funding and the Old WEST Engine Trusts, all of the legal right, title and interest and beneficial ownership in the WEST Remaining Engines and in the related Engine Assets, in each case pursuant to and on the terms and conditions set forth in the WEST Engine Transfer Agreement, provided that WEST Funding shall have no liability to WEST Acquisition and the WEST Engine Trusts in respect of any Engine that has not been transferred to WEST Acquisition and a WEST Engine Trust by the end of the Transfer Period.

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(c)  The sale, transfer and assignment of each Remaining Engine and the related Engine Assets contemplated by the Engine Transfer Agreements will take place on a date (the “Delivery Date”) agreed by Willis and Facility Acquisition or by WEST Funding and WEST Acquisition, as applicable, which may agree to postpone the Delivery Date for any Engine and the related Engine Assets after it is established pursuant to the preceding sentence but not to a date after the end of the Transfer Period.

(d)  WEST, Willis, WEST Funding and WEST Acquisition agree that an additional condition to the sale, transfer and assignment of each Remaining Engine is that WEST shall have caused the Cash Portion of the Engine Purchase Price of such Remaining Engine to be remitted to Willis on the Delivery Date for such Remaining Engine, and that Willis shall be deemed to have made a capital contribution to WEST in an amount equal to the excess of the Engine Purchase Price of such Remaining Engine over the Cash Portion of such Engine Purchase Price, reduced by the aggregate amount of the Rental Payments reported by Willis to WEST in respect of such Remaining Engine pursuant to Section 2.04(c) and increased by any investment earnings of WEST thereon.

Section 2.03.                                     Damage to Engines.

(a)                                  If during the Transfer Period, any Facility Remaining Engine suffers damage that does not constitute a Total Loss, under the Facility Engine Transfer Agreement:

(i)                                     Willis is to promptly notify Facility Acquisition of such damage;

(ii)                                  Willis is to notify Facility Acquisition as soon as reasonably practicable of its opinion as to whether such damage is repairable by the end of the Transfer Period; and

(iii)                               If repairs of such damage can reasonably be expected to be completed by the end of the Transfer Period, Willis is to use reasonable efforts to procure the repair of such damage as soon as reasonably practicable, provided that neither Willis shall have any liability to Facility Acquisition or the Facility Engine Trusts if such repairs are not completed by the end of the Transfer Period.

(b)                                 If during the Transfer Period, any WEST Remaining Engine suffers damage that does not constitute a Total Loss, under the WEST Engine Transfer Agreement:

(i)                                     WEST Funding is to promptly notify WEST Acquisition of such damage;

(ii)                                  WEST Funding is to notify WEST Acquisition as soon as reasonably practicable of its opinion as to whether such damage is repairable by the end of the Transfer Period; and

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(iii)                               If repairs of such damage can reasonably be expected to be completed by the end of the Transfer Period, WEST Funding is to use reasonable efforts to procure the repair of such damage as soon as reasonably practicable, provided that WEST Funding shall not have any liability to WEST Acquisition or the WEST Engine Trusts if such repairs are not completed by the end of the Transfer Period.

(c)                                  If Willis or WEST Funding determines that it is unable to effect the transfer of any Remaining Engine and the related Engine Assets to Facility Acquisition and a Facility Engine Trust or WEST Acquisition and a WEST Engine Trust, respectively, within the Transfer Period for any reason, (i) the affected Remaining Engine and the related Engine Assets shall not be transferred under the applicable Engine Transfer Agreement, (ii) the Old Engine Trust that owns such Engine and the New Engine Trust that was to acquire such Engine shall cease to be parties to the applicable Engine Transfer Agreement, and (iii) the Schedules to the applicable Engine Transfer Agreement and to this Agreement shall be amended to reflect the removal of such Engine and the elimination of such Old Engine Trust and New Engine Trust. Willis or WEST Funding may, at its option, elect to provide a Substitute Engine and related Engine Assets in place of such removed Remaining Engine and related Engine Assets as provided in the applicable Engine Transfer Agreement at any time thereafter but not less than five (5) Business Days prior to the Delivery Expiry Date

(d)                                 If Willis or WEST Funding does designate a Substitute Engine pursuant to the applicable Engine Transfer Agreement, (i) the Engine Trust that owns such Substitute Engine and the related Engine Assets and a new Engine Trust that is to acquire such Substitute Engine and the related Engine Assets shall execute a supplement to the applicable Engine Transfer Agreement agreeing to become parties to such Engine Transfer Agreement as an Old Engine Trust and a New Engine Trust, respectively, and the Schedules to the applicable Engine Transfer Agreement and this Agreement shall be amended to reflect the substitution of such Substitute Engine for the Remaining Engine being replaced and the addition of such Old Engine Trust and New Engine Trust, including the Lease Documents, if any, relating to such Substitute Engine. Upon the execution and delivery of such supplement, such Substitute Engine and the related Engine Assets shall become and thereafter be subject to the terms and conditions of the applicable Engine Transfer Agreement, such Substitute Engine shall be treated as a Remaining Engine for purposes of this Agreement, and the relevant provisions of this Section 2.02 shall apply with all references to an “Engine” in such section being deemed to refer to such Substitute Engine where applicable.

Section 2.04.                             Rental Payments (other than Usage Fees).  (a)  Willis and WEST agree that (i) all Rental Payments (other than Usage Fees) due and payable under the Lease of an Initial Engine for periods ending prior to the Closing Date shall belong to and be distributed by the applicable WEST Engine Trust or Facility Engine Trust to WEST Acquisition or Facility Acquisition, respectively, for distribution to the owner of WEST Acquisition or Facility Acquisition, respectively, (ii) all Rental Payments (other than Usage Fees) due and payable under the Lease of an Initial Engine for periods beginning on and after the Closing Date shall belong to and be distributed by the applicable WEST Engine Trust or Facility Engine Trust to WEST Acquisition or Facility Acquisition, respectively, for distribution to WEST, and (iii) all Rental Payments (other than Usage Fees) due and payable under a Lease of an Initial Engine for periods beginning before and ending after the Closing Date shall belong to and be distributed the applicable WEST Engine Trust or Facility Engine Trust, as applicable, to WEST Acquisition or Facility Acquisition, respectively, and allocated by WEST Acquisition or Facility Acquisition, as applicable, between the owner of WEST Acquisition or Facility Acquisition, respectively, and WEST in proportion to the number of days in such period before the Closing Date and the number of days in such period on and after the Closing Date, respectively.

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WEST agrees that, if it receives a Rental Payment (other than a Usage Fee) for an Initial Engine that is allocable in whole or in part to a period prior to the Closing Date, it will remit such Rental Payment or part thereof to Willis, and Willis agrees that, if it receives a Rental Payment (other than a Usage Fee) for an Initial Engine that is allocable in whole or in part to a period after the Closing Date, it will remit such Rental Payment or part thereof to WEST.

(b)                                 Willis and WEST agree that (i) all Rental Payments (other than Usage Fees) due and payable under the Lease of a Remaining Engine for periods ending prior to the Delivery Date for such Remaining Engine shall belong to and be distributed by the applicable Old WEST Engine Trust or Willis Engine Trust to WEST Funding or Willis, respectively, (ii) all Rental Payments (other than Usage Fees) due and payable under a Lease of a Remaining Engine for periods beginning on and after the Delivery Date for such Remaining Engine shall belong to and be distributed by the applicable WEST Engine Trust or Facility Engine Trust to WEST Acquisition or Facility Acquisition, respectively, for distribution to WEST, and (iii) all Rental Payments (other than Usage Fees) due and payable under a Lease of a Remaining Engine for periods beginning before and ending after the Delivery Date for such Remaining Engine shall be allocated, as provided in the applicable Engine Transfer Agreement, between the applicable Old WEST Engine Trust and WEST Funding or the applicable Willis Trust and Willis, on the one hand, and the applicable WEST Engine Trust and WEST Acquisition or Facility Engine Trust and Facility Acquisition, on the other hand, in proportion to the number of days in such period before the Delivery Date and the number of days in such period on and after the Delivery Date, respectively. WEST agrees that, if it receives a Rental Payment (other than a Usage Fee) for a Remaining Engine that is allocable in whole or in part to a period prior to the Delivery Date for such Remaining Engine, it will remit such Rental Payment or part thereof to Willis, and Willis agrees that, if it receives a Rental Payment (other than a Usage Fee) for a WEST Remaining Engine or a Facility Remaining Engine that is allocable in whole or in part to a period after the Delivery Date for such Remaining Engine, it will remit such Rental Payment or part thereof to WEST.

(c)                                  Willis agrees to provide notice to WEST, within two (2) Business Days after the receipt of all Rental Payments (other than Usage Fees) under a Lease of a WEST Remaining Engine or a Facility Remaining Engine during the period beginning on the Closing Date and ending on the last day preceding the Delivery Date for such WEST Remaining Engine or Facility Remaining Engine, setting forth the amount of each such Rental Payment and the portion, if less than all of such Rental Payment, that is allocable to the period after the Closing Date, determined in accordance with the principles in clauses (a) and (b) of this Section 2.04.

Section 2.05.                             Usage Fees; Lessee Reimbursements.  (a)  Willis and WEST agree that all Usage Fees received prior to the Closing Date under a Lease of a WEST Initial Engine or a Facility Initial Engine shall belong to and be distributed by the applicable New Engine Trust to WEST Acquisition or Facility Acquisition for distribution to the owner of WEST Acquisition or Facility Acquisition, and that Usage Fees received on and after the Closing Date under a Lease of a WEST Initial Engine or a Facility Initial Engine shall belong to and be distributed by the applicable New Engine Trust to WEST Acquisition or Facility Acquisition for distribution to WEST, in each case without regard to when the usage of the Engine or other measure of such Usage Fees, on the basis of which such Usage Fees were calculated, occurred.

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(b)  Willis and WEST agree that all Usage Fees received prior to the applicable Delivery Date under a Lease of a WEST Remaining Engine or a Facility Remaining Engine received shall belong to and be distributed by the applicable Old WEST Engine Trust or Willis Engine Trust to WEST Funding or Willis, and that Usage Fees received on and after the applicable Delivery Date under a Lease of a WEST Remaining Engine or a Facility Remaining Engine shall belong to and be distributed by the applicable WEST Engine Trust or Facility Engine Trust to WEST Acquisition or Facility Acquisition for distribution to WEST, in each case without regard to when the usage of the Engine or other measure of such Usage Fees, on the basis of which such Usage Fees were calculated, occurred.

(c)                                  Willis and WEST agree that Willis will be obligated to fund claims for Lessee Reimbursements under a Lease of a WEST Initial Engine or a Facility Initial Engine received prior to the Closing Date and that WEST will be obligated to fund all claims for Lessee Reimbursements under a Lease of a WEST Initial Engine or a Facility Initial Engine received on and after the Closing Date, in each case without regard to whether the maintenance in respect of such Lessee Reimbursement or other relevant event occurred prior to, on or after the Closing Date.

(d)                                 Willis and WEST agree that Willis will be obligated to fund claims for Lessee Reimbursements under a Lease of a WEST Remaining Engine or a Facility Remaining Engine received prior to the applicable Delivery Date and that WEST will be obligated to fund all claims for Lessee Reimbursements under a Lease of a WEST Remaining Engine or a Facility Remaining Engine received on and after the applicable Delivery Date, in each case without regard to whether the maintenance in respect of such Lessee Reimbursement or other relevant event occurred prior to, on or after the applicable Delivery Date.

Section 2.06.                             Transfer of Irish Subleases.  After the Closing Date, Willis agrees to cause its Irish Subsidiaries to assign and/or novate the Irish Subleases to WEST Ireland, and WEST agrees to cause WEST Ireland to accept the assignments and/or novations of the Irish Subleases from such Irish Subsidiaries.

Section 2.07.                             True Sale; Security Agreement.

(a)                                  Willis and WEST intend that the transfer by Willis of the Assigned Property pursuant to Section 2.01 hereof and each transfer of a Remaining Engine pursuant to Section 2.02 hereof shall each constitute a valid sale, transfer and conveyance by Willis of the assets so transferred, that after the Closing Date, in the case of the Assigned Property, or the relevant Delivery Date, in the case of a Remaining Engine and the related Engine Assets, Willis shall retain no right, title or interest in the Assigned Property or Remaining Engine and related Engine Assets, as applicable, and that such assets shall not be part of Willis’s estate in the event of the insolvency or bankruptcy of Willis.

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(b)                                 Willis and WEST intend that their operations and business would not be substantively consolidated in the event of the bankruptcy or insolvency of Willis and that the separate existence of Willis and WEST would not be disregarded in the event of the insolvency or the bankruptcy of Willis.  In the event that (i) any of the Assigned Property or any Remaining Engine is held to be property of Willis’s bankruptcy estate or (ii) this Agreement is held or deemed to create a security interest in any such asset, then (x) this Agreement shall constitute a security agreement within the meaning of Article 8 and Article 9 of the UCC as in effect in the State of New York and (y) the conveyances provided for in Section 2.01 and Section 2.02 hereof shall constitute a grant by Willis to WEST of a valid perfected security interest in all of Willis’s right, title and interest in and to any such asset, which security interest has been assigned to the Security Trustee pursuant to the Security Trust Agreement and which security interest will be deemed to have been granted directly to the Security Trustee from Willis in the event of the consolidation of Willis and WEST in any insolvency proceeding.  In furtherance of the foregoing, (A) WEST shall have all of the rights of a secured party with respect to the Assigned Property and the Remaining Engines pursuant to Applicable Law and (B) Willis shall execute and deliver all documents, including but not limited to UCC financing statements, as WEST may reasonably require to effectively perfect and evidence WEST’s security interest in the Assigned Property and the Remaining Engines and the related Engine Assets.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.                             Representations and Warranties of Willis. As an inducement to WEST and the other parties to enter into this Agreement, Willis hereby makes the following representations and warranties as of the Closing Date and as of each Delivery Date:

(a)                                  Organization, Authority and Qualification of Willis. Willis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own its properties as such properties are currently owned and to conduct its business as such business is currently conducted, and to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  Willis is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not adversely affect the ability of Willis to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.  The execution and delivery of this Agreement by Willis, the performance by Willis of its obligations hereunder and the consummation by Willis of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Willis.  This Agreement has been, and the Assignments of Equity Interests will have been on the Closing Date, duly executed and delivered by Willis, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes, and each of the Assignments of Equity Interests will constitute, a legal, valid and binding obligation of Willis enforceable against Willis in accordance with its terms.

(b)                                 Consent.Except for the filing with the SEC of a report on Form 8-K by Willis, the execution, delivery and performance of this Agreement by Willis and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except as provided in Section 2.01(e).

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(c)                                  No Conflict. The execution, delivery and performance of this Agreement by Willis do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational documents of Willis, (ii) conflict with or violate (or cause an event which could have a material adverse effect on the business or financial condition of Willis as a result of) any Applicable Law or Governmental Order applicable to Willis or any of its assets, properties or businesses, including, without limitation, the Business, or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any asset or property of Willis pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Willis is a party or by which any of such assets or properties is bound or affected.

(d)                                 Compliance with Laws. Willis has conducted and continues to conduct the Business in accordance with Applicable Law and Governmental Orders applicable to it or any of its assets and is not in violation of any such Applicable Law or Governmental Order, which violation has had or could reasonably be expected to have a material adverse effect on the business or financial condition of Willis.  There is no pending or threatened action, suit, proceeding, arbitration or claim against Willis before any court, arbitrator or other Governmental Authority in any way adversely affecting the transactions contemplated by this Agreement.

(e)                                  Full Disclosure. No representation or warranty of Willis, Facility Acquisition, WEST Acquisition or WEST Funding in this Agreement, nor any statement, disclosure exhibit or schedule, or certificate furnished or to be furnished to WEST pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

(f)                                    Ownership of WEST Acquisition. The WEST Acquisition Membership Interest has been duly authorized, and has been validly issued, and there are no other securities or any agreement outstanding that provides for the issuance of additional limited liability company or other equity interests of WEST Acquisition, or entitles any Person to exercise preemptive rights or to manage WEST Acquisition other than in accordance with the WEST Acquisition LLC Agreement.  There are no voting trusts, membership agreements, proxies or other agreements or understandings in effect with respect to the voting of the WEST Acquisition Membership Interest and the WEST Acquisition LLC Agreement does not contains any provision that would prohibit or impair the transfer of the WEST Acquisition Membership Interest in accordance with this Agreement. Immediately prior to the transfer of the WEST Acquisition Membership Interest to WEST pursuant to the terms of this Agreement, Willis had full legal and beneficial title to the WEST Acquisition Membership Interest, free and clear of all Encumbrances except Permitted Encumbrances, and as of the Closing Date, Willis has transferred to WEST full legal and beneficial title to the WEST Acquisition Membership Interest, free and clear of all Encumbrances, except Permitted Encumbrances, such transfer constitutes a valid and irrevocable transfer of the WEST Acquisition Membership Interest and Willis shall retain no right, title or interest in the WEST Acquisition Membership Interest (other than an indirect interest through its ownership interest in WEST).

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The transfer of the WEST Acquisition Membership Interest is not avoidable or otherwise subject to rescission by reason of a lawful claim of any other Person by or through Willis (including a prior transferor thereof or the prior owner of any related Engine acting on behalf of or claiming through Willis). Prior to the execution of this Agreement, Willis has delivered, or caused to be delivered, to WEST true and complete copies of the organizational documents as in effect on the date hereof of WEST Acquisition. Except for the Engine Trusts, West Acquisition does not have any Subsidiaries.

(g)                                 Ownership of Facility Acquisition. The Facility Acquisition Membership Interest has been duly authorized, and has been validly issued, and there are no other securities or any agreement outstanding that provides for the issuance of additional limited liability company or other equity interests of Facility Acquisition, or entitles any Person to exercise preemptive rights or to manage Facility Acquisition other than in accordance with the Facility Acquisition LLC Agreement.  There are no voting trusts, membership agreements, proxies or other agreements or understandings in effect with respect to the voting of the Facility Acquisition Membership Interest and the Facility Acquisition LLC Agreement does not contains any provision that would prohibit or impair the transfer of the Facility Acquisition Membership Interest in accordance with this Agreement. Immediately prior to the transfer of the Facility Acquisition Membership Interest to WEST pursuant to the terms of this Agreement, Willis had full legal and beneficial title to the Facility Acquisition Membership Interest, free and clear of all Encumbrances except Permitted Encumbrances, and as of the Closing Date, Willis has transferred to WEST full legal and beneficial title to the Facility Acquisition Membership Interest, free and clear of all Encumbrances, except Permitted Encumbrances, such transfer constitutes a valid and irrevocable transfer of the Facility Acquisition Membership Interest and Willis shall retain no right, title or interest in the Facility Acquisition Membership Interest (other than an indirect interest through its ownership interest in WEST).  The transfer of the Facility Acquisition Membership Interest is not avoidable or otherwise subject to rescission by reason of a lawful claim of any other Person by or through Willis (including a prior transferor thereof or the prior owner of any related Engine acting on behalf of or claiming through Willis). Prior to the execution of this Agreement, Willis has delivered, or caused to be delivered, to WEST true and complete copies of the organizational documents as in effect on the date hereof of Facility Acquisition. Except for the Engine Trusts, Facility Acquisition does not have any Subsidiaries.

(h)                                  No Solicitation Regarding Sale of Acquisition Membership Interests.  To Willis’ knowledge, neither Willis nor anyone acting on its behalf has offered the Acquisition Membership Interests or any similar securities for sale to, or solicited any offer to buy any of the same from, any person in a manner which would violate the Securities Act, and neither Willis nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Acquisition Membership Interests to the registration requirements of Section 5 of the Securities Act or other applicable securities laws.

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(i)                                      Records of WEST Acquisition and Facility Acquisition. Complete and accurate copies of any and all membership registers and minute books with respect to each of WEST Acquisition and Facility Acquisition have been provided to WEST.

(j)                                      Financial Records of WEST Acquisition and Facility Acquisition. To the extent the same exist, the books of account and other financial records of WEST Acquisition and Facility Acquisition accurately reflect all items of income and expense and all assets and liabilities required to be reflected therein in accordance with and applied on a basis consistent with the past practices of WEST Acquisition and Facility Acquisition, respectively.

(k)                                  Organization, Authority and Qualification of the New Engine Trusts. The trustee of the Engine Trusts is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has full corporate, company or other power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets.  The trustee of the Engine Trusts is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of the assets of the Engine Trusts, or the conduct or nature of the of business of the Engine Trusts, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures by such trustee to be qualified, licensed or admitted and in good standing can in the aggregate be eliminated without material cost or expense by such trustee, as the case may be, becoming qualified or admitted and in good standing.  Willis has, prior to the execution of this Agreement, delivered to WEST true and complete copies of such Engine Trust’s Trust Documents as in effect on the date applicable.  None of the Engine Trusts has any subsidiaries.

(l)                                     Ownership of New Engine Trusts. The Engine Interest in each New Engine Trust has been duly authorized, validly issued and fully paid for and non-assessable, and there is no other agreement outstanding that provides for the issuance of additional beneficial interests in a New Engine Trust, or that entitles any Person to exercise preemptive rights or to manage or direct any New Engine Trust other than in accordance with the Engine Trust Agreements.  As of the Closing Date, each of WEST Acquisition and Facility Acquisition has, and will continue to have full legal and beneficial title to the Engine Interests in the New Engine Trusts purported to be owned by each of them, respectively, free and clear of all Encumbrances except Permitted Encumbrances.

(m)                               Ownership of WEST Engines. Each WEST Engine Trust owned by WEST Acquisition on the Closing Date will have full legal and beneficial title to the WEST Engine and the related Engine Assets it purports to own, free and clear of all Encumbrances except Permitted Encumbrances.  Immediately prior to the transfer of any WEST Remaining Engine and the related Engine Assets to a WEST Engine Trust pursuant to the terms of the WEST Engine Transfer Agreement, WEST Funding and the Old WEST Engine Trust transferring such WEST Remaining Engine and the related Engine Assets will have full legal and beneficial title to such WEST Remaining Engine and the related Engine Assets, free and clear of all Encumbrances except Permitted Encumbrances.  As of the applicable Delivery Date for a WEST Remaining Engine and related Engine Assets, WEST Funding and the Old WEST Engine Trust transferring such WEST Remaining Engine and the related Engine Assets will have transferred to WEST Acquisition and the applicable WEST Engine Trust full legal and beneficial title to such WEST Remaining Engine and the related Engine Assets, free and clear of all Encumbrances, except Permitted Encumbrances, such transfer will constitute a valid and irrevocable transfer of such WEST Remaining Engine and the related Engine Assets and WEST Funding and the Old WEST Engine Trust transferring such WEST Remaining Engine and the related Engine Assets shall retain no right, title or interest in such WEST Remaining Engine and the related Engine Assets.

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The transfer of each WEST Remaining Engine and related Engine Assets will not be avoidable or otherwise subject to rescission by reason of a lawful claim of any other Person by or through WEST Funding and the Old WEST Engine Trust transferring such WEST Remaining Engine and the related Engine Assets (including a prior transferor thereof acting on behalf of or claiming through WEST Funding and the Old WEST Engine Trust transferring such WEST Remaining Engine and related Engine Assets).

(n)                                 Ownership of Facility Engines. Each Facility Engine Trust owned by Facility Acquisition on the Closing Date will have full legal and beneficial title to the Facility Engine and the related Engine Assets it purports to own, free and clear of all Encumbrances except Permitted Encumbrances.  Immediately prior to the transfer of any Facility Remaining Engine and the related Engine Assets to a Facility Engine Trust pursuant to the terms of the Facility Engine Transfer Agreement, Willis and the Willis Engine Trust transferring such Facility Remaining Engine and the related Engine Assets will have full legal and beneficial title to such Facility Remaining Engine and the related Engine Assets, free and clear of all Encumbrances except Permitted Encumbrances.  As of the applicable Delivery Date for a Facility Remaining Engine and related Engine Assets, Willis and the Willis Engine Trust transferring such Facility Remaining Engine and the related Engine Assets will have transferred to Facility Acquisition and the applicable Facility Engine Trust full legal and beneficial title to such Facility Remaining Engine and the related Engine Assets, free and clear of all Encumbrances, except Permitted Encumbrances, such transfer will constitute a valid and irrevocable transfer of such Facility Remaining Engine and the related Engine Assets, and Willis and the Willis Engine Trust transferring such Facility Remaining Engine and the related Engine Assets shall retain no right, title or interest in such Facility Remaining Engine and the related Engine Assets.  The transfer of each Facility Remaining Engine and the related Engine Assets will not be avoidable or otherwise subject to rescission by reason of a lawful claim of any other Person by or through Willis and the Willis Engine Trust transferring such Facility Remaining Engine and the related Engine Assets (including a prior transferor thereof acting on behalf of or claiming through Willis and the Willis Engine Trust transferring such Facility Remaining Engine and the related Engine Assets).

(o)                                 Engines. Schedule 1A lists the Facility Initial Engines, all of which are owned by Facility Acquisition and the Facility Engine Trusts as of the date hereof, Schedule 1B lists the Facility Remaining Engines, all of which are owned by Willis and the Willis Engine Trusts as of the date hereof, Schedule 2A lists the WEST Initial Engines, all of which are owned by WEST Acquisition and the WEST Engine Trusts as of the date hereof, and Schedule 2B lists the WEST Remaining Engines, all of which are owned by WEST Funding and the Old WEST Engine Trusts as of the date hereof.

(p)                                  Governing Law; Jurisdiction. The provisions of Section 8.09 concerning governing law and jurisdiction are valid and binding on Willis under the laws of its jurisdiction of organization, and no provision purporting to be binding on Willis of this Agreement or any of the other agreement contemplated hereby is prohibited, unlawful or unenforceable under the laws of its jurisdiction of organization.

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(q)                                  No Liquidator. No liquidator, provisional liquidator, examiner or analogous or similar officer has been appointed in respect of all or any material part of the assets of Willis (or, to its knowledge, any non-material part of the assets of Willis which would, if it were subject to a liquidator, provisional liquidator, examiner or analogous or similar officer, have a material adverse effect on Willis’ financial condition or its ability to perform its obligations hereunder) nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction; and it is not entering into this Agreement with the intent to hinder, defraud or delay any creditor.

(r)                                     Appraisals.  The appraisals of the Appraisers of the Engines to be transferred under the Engine Transfer Agreements (including any Substitute Engines) delivered WEST on the Closing Date are true and complete copies thereof.

Section 3.02.                             Representations and Warranties of Willis and WEST Funding. Willis hereby makes the following representations and warranties with respect to the transfer of the Initial Engines as of the Closing Date and with respect to the transfer of a Remaining Engine (including a Substitute Engine that has become a Remaining Engine) as of the Delivery Date with respect to each Remaining Engine, and WEST Funding hereby makes the following representations and warranties with respect to the transfer of the WEST Initial Engines as of the Closing Date and with respect to the transfer of a WEST Remaining Engine (including a Substitute Engine that has become a WEST Remaining Engine) as of the Delivery Date with respect to each WEST Remaining Engine:

(a)                                  Consent. So far as concerns the obligations of Willis, WEST Funding and each Seller, all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement, the transactions contemplated by this Agreement and Engine Transfer Agreements, have been (or will on or before the Closing Date with respect to the transfers of the Initial Engines or the applicable Delivery Date for each Remaining Engine have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

(b)                                  Lease Documents. Except if and as set forth in the First Disclosure Letter with respect to the Initial Engines and in a Supplemental Disclosure Letter with respect to any Substitute Engines, the Lease Documents listed in Schedule 3 (as Schedule 3 may be amended and supplemented to reflect the removal of a Remaining Engine and the addition of a Substitute Engine) constitute the whole agreement between the relevant lessor and the relevant Lessee and pertaining to the period on and after the Closing Date or Delivery Date, as applicable, relating to each Engine and includes a complete list of all amendments, supplements, novations, and written consents, approvals and waivers relevant to the Lease and pertaining to the period on and after the Closing Date or Delivery Date, as applicable, and there are no oral waivers in effect that would modify or amend the terms thereof in any material respect pertaining to the period on and after the Closing Date or Delivery Date, as applicable.

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(c)                                   No Lease Defaults. Except if and as set forth in the First Disclosure Letter, to Willis’ knowledge no Material Default has occurred and is continuing under the Lease in respect of any Initial Engine on and as of the Closing Date.

(d)                                  No Outstanding Lessee Claims. Except as set forth in a Disclosure Letter, there are no outstanding claims which have been asserted by any Lessee against Willis, West Acquisition, Facility Acquisition, WEST Funding, any Engine Trust or any Engine Trustee arising out of the relevant Lease (other than claims constituting Permitted Encumbrances and other than claims for Lessee Reimbursements that will be the responsibility of Willis or WEST Funding or for other payments that will be the responsibility of Willis or WEST Funding).

(e)                                   Legal and Beneficial Title to Engines. Each Engine Trust that purports to own an Initial Engine has, on the Closing Date, full legal and beneficial title to such Initial Engine, free from Encumbrances other than Permitted Encumbrances, the Engine Bill of Sale delivered by the Old Engine Trust to such Engine Trust in respect of such Initial Engine was effective to irrevocably convey title to such Engine Trust, and the transfer of such Initial Engine is not avoidable or otherwise subject to rescission by reason of any lawful claim of any other Person by or through such Old Engine Trust (including any prior transferor thereof or any Person acting on behalf of or claiming through any such transferor). Each Old Engine Trust that is transferring a Remaining Engine will have, on the Delivery Date for such Remaining Engine, full legal and beneficial title to such Engine, free from Encumbrances other than Permitted Encumbrances, the Engine Bill of Sale delivered by such Old Engine Trust to the Engine that is acquiring such Remaining Engine is effective to convey irrevocably title to such Remaining Engine, and the transfer of such Remaining Engine is not avoidable or otherwise subject to rescission by reason of any lawful claim of any other Person by or through such Old Engine Trust (including any prior transferor thereof or any Person acting on behalf of or claiming through any such transferor).

(f)                                     No Lessee Encumbrances. To Willis’ knowledge, and except if and as disclosed in the First Disclosure Letter, there are no Lessee Encumbrances as of the Closing Date that are not permitted pursuant to the terms of the relevant Lease document.

(g)                                  No Unrepaired Damage to Engines. To Willis’ knowledge, and except if and as disclosed in the First Disclosure Letter, (i) no Engine has been involved in any incident on or before the Closing Date that caused damage in excess of the amount required to be disclosed to the relevant lessor under the relevant Lease, and (ii) information provided by Willis and its representatives to the Appraisers with respect to the Engines and on which the Appraisers relied in making their Appraisals is true and correct in all material respects and there are no facts or circumstances known to Willis as of the Closing Date that would render any of the assumptions contained in the Appraisals for the Engines materially inaccurate.

(h)                                  No Outstanding Compulsory Airworthiness Directives.  To Willis’ knowledge, and except if and as disclosed in the First Disclosure Letter, no compulsory airworthiness directives are outstanding on and as of the Closing Date against any Engine which would require Willis or the Seller or Purchaser of such Engine to make contributions to the cost of compliance therewith as required under the provisions of the relevant Lease.

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(i)                                      No Exercise of Purchase, Extension or Termination Options. To Willis’ knowledge, and except if and as disclosed in the First Disclosure Letter, no options to purchase any Engine, extend or terminate the relevant Lease have been exercised on or before the Closing Date by the relevant Lessee under the relevant Lease Documents.

(j)                                      Disclosure Schedule True and Accurate.  The information set forth in the First Disclosure Letter and each Supplemental Disclosure Letter with respect to each Engine is or will be when issued true and accurate in all material respects.

(k)                                   Grant of Security Deposits Remain Effective.  Except if and as set forth in a Disclosure Letter, to Willis’ knowledge the provisions of each Lease relating to the granting of any Security Deposit thereunder remain in full force and effect as of the Closing Date, with respect to the Initial Engines, and, with respect to each Remaining Engine, as of the Delivery Date for such Remaining Engine.

(l)                                      No Grounds for Termination of Leases by Lessees.  To Willis’ knowledge, and except if and as disclosed in a Disclosure Letter, as of the Closing Date, with respect to the Initial Engines, and, with respect to each Remaining Engine, as of the Delivery Date for such Remaining Engine, no event has occurred or act or thing done or omitted to be done by the lessor of any Engine pursuant to which or as a result of which the relevant Lease can be terminated by the applicable Lessee in accordance with the terms of the relevant Lease or the obligations of any such party thereunder would be rendered invalid or unenforceable.

(m)                                No Sub-Leases.  To Willis’ knowledge, and except if and as disclosed in the First Disclosure Letter, no Engine is, as of the Closing Date, subject to any sub-lease between the relevant Lessee and any other Person;

(n)                                  No Forward Sale Agreement, Purchase Option or Conditional Sale Agreement. To Willis’ knowledge, and except if and as disclosed in the First Disclosure Letter, no Engine is, as of the Closing Date, subject to any forward sale agreement, purchase option, or conditional sale agreement or other similar agreements or options.

(o)                                  Acceptance of Engines under Leases by Lessees. To Willis’ knowledge, and except if and as disclosed in a Disclosure Letter, each Engine has been accepted by the relevant Lessee under the Lease thereof without qualification or exception or to the extent that any such acceptance was given subject to any qualification or exception or subject to any liability on the part of the lessor of such Engine to pay or reimburse any costs or expenses or to undertake any repairs or modifications at the expense of such lessor, such qualifications and exceptions have been discharged or waived by the Lessee and have ceased to apply and no such costs or expenses remain to be reimbursed and all defects referred to therein have been duly rectified or waived by such Lessee.

(p)                                  Lease Document Information True and Complete.  Except if and as disclosed in the First Disclosure Letter, the information and statements with respect to each Engine as to and relating to the relevant Lease and the Lease documents set forth in Schedule 3 are, as of the Closing Date, true and complete.

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(q)                                  Sale of Engines. The sale of each Engine contemplated by the relevant Engine Transfer Agreement and Engine Bill of Sale constitutes a valid and irrevocable transfer of all of the applicable Old Engine Trust’s right, title and interest in and to such Engine to the applicable Engine Trust and after delivery of such Engine such Old Engine Trust shall retain no right, title or interest in such Engine;

(r)                                     Payment of Lessee Reimbursements. The lessor under each Lease pertaining to an Engine shall have paid to the relevant Lessee all amounts due and payable on and as of the Closing Date, with respect to the Initial Engines, and, with respect to each Remaining Engine, as of the Delivery Date for such Remaining Engine, by such lessor to such Lessee in respect of Lessee Reimbursements as required by the relevant Lease Documents.

(s)                                   Transfer of Assets. Each of Willis, WEST Acquisition, Facility Acquisition and WEST Funding intends for the sale of each Engine contemplated by the Engine Transfer Agreements to constitute a valid transfer of such asset to the Buyer of such Engine and intends that after the Closing Date or the relevant Delivery Date, as applicable, the Seller of such Engine shall retain no right, title or interest in such asset (other than in the case of Willis, through its equity ownership of WEST).

(t)                                     Permits of WEST Acquisition, Facility Acquisition and Engine Trusts. Except to the extent that same is the responsibility of the Lessee under a Lease, each of Willis, WEST Acquisition, Facility Acquisition and each Engine Trust has obtained and is maintaining all permits, licenses, authorizations, certifications, exemptions and approvals necessary to enable it to carry on its business as presently conducted (collectively, “Permits”), and all such Permits are in full force and effect.

Section 3.03.                             Representations and Warranties of Willis. Willis hereby makes the following representations and warranties as of the Closing Date with respect to WEST Acquisition, Facility Acquisition and the Engine Trusts that own the Initial Engines, and with respect to each of the Engine Trusts that own a Remaining Engine (including any Substitute Engine that has become a Remaining Engine) as of the Delivery Date with respect to such Remaining Engine:

(a)                                   Assets.  Except for the Engines and related Engine Assets, cash or other property held for the account of the Lessees as Security Deposits, and any rights arising under the Related Documents and the Lease Documents, WEST Acquisition, Facility Acquisition and the Engine Trusts have no other assets.

(b)                                  Liabilities.  Except for the Related Documents and the Lease Documents, WEST Acquisition, Facility Acquisition and the Engine Trusts have no other liabilities.

(c)                                   Contracts.  Except (i) for the Related Documents and Lease Documents, all of which are legal, valid and binding on WEST Acquisition, Facility Acquisition and the Engine Trusts that are parties thereto, and are in full force and effect in accordance with their respective terms with respect to each such entity and upon completion of the transactions contemplated by this Agreement, shall continue in full force and effect with respect to each such entity, without penalty or adverse consequence and (ii) if and as disclosed in the First Disclosure Letter, none of WEST Acquisition, Facility Acquisition and the Engine Trusts is a party to any other contract or agreement.

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None of Willis, WEST Acquisition, Facility Acquisition or any Engine Trust is in breach of, or default under, any contract or agreement to which it is a party.

(d)                                  Encumbrances. Except for the Lease Documents, there are no Encumbrances (other than Permitted Encumbrances) on any of the assets or properties of West Acquisition, Facility Acquisition or any Engine Trust and the transfer of the Acquisition Membership Interests in the manner contemplated by this Agreement will not create any Encumbrances (other than Permitted Encumbrances) on the assets or properties of West Acquisition, Facility Acquisition or any Engine Trust.

(e)                                   No Employees. None of West Acquisition, Facility Acquisition or any Engine Trust has any employees.

(f)                                     No Governmental Orders. To Willis’ knowledge, there are no Governmental Orders outstanding against West Acquisition, Facility Acquisition or any Engine Trust.

(g)                                  No Violation of Applicable Law or Governmental Order. Each of West Acquisition, Facility Acquisition or the Engine Trusts is not and has not at any time since its organization as an entity been, or has received any notice that it is or has at any time since its organization as an entity been, in violation of or in default under, in any material respect, Applicable Law or Governmental Order applicable to such entity or any of its assets or properties;

(h)                                  No Liquidator.  No liquidator, provisional liquidator, examiner or analogous or similar officer has been appointed in respect of all or any part of the assets of West Acquisition, Facility Acquisition or any Engine Trust nor has any application been made to a court which is still pending for an Order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction;

(i)                                      Insurance Coverage. At all times that any Engine Trust has been the owner of an Initial Engine, such Engine Trust has been covered by aviation liability insurance policies in such types and amounts and covering such risks and with such insurers as are substantially consistent with Willis’ customary practices and such Engine Trust will continue to be so covered on and after the Closing Date.

(j)                                      Disregarded Entity Status. Each of West Acquisition and Facility Acquisition is and has been at all time from its organization an entity treated either as a pass through entity or disregarded entity for Federal, state and local income tax purposes and the owner of each of them has made an election, where required, to treat each such entity at all times from its organization as an entity taxable as a disregarded entity or a pass-through entity for Federal, state and local income tax purposes. Each Engine Trust is and has been at all time from its organization an entity taxable either as a grantor trust or as a disregarded entity for Federal income tax purposes and the relevant Seller has made an election, where it is required, to treat each Engine Trust at all times from its organization as an entity taxable as a disregarded entity for Federal, state and local income tax purposes.

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(k)                                   No Unpaid Taxes.  West Acquisition, Facility Acquisition and each Engine Trust has paid all material Taxes that are due or claimed or asserted by any taxing authority to be due from such entity on or prior to the Closing Date and there are no Tax liens upon the assets of such entity except liens for Taxes not yet due;

(l)                                      Compliance with Tax Laws, Rules and Regulations. West Acquisition, Facility Acquisition and each Engine Trust has materially complied with all applicable laws, rules, and regulations relating to the payment and withholding of Taxes (including withholding and reporting requirements under Code Sections 1441 through 1464, 3401 through 3406, 6041 and 6049 and similar provisions under any other Applicable Laws) and has, to the extent material, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all required amounts.

Section 3.04.                             Representations and Warranties of WEST. As an inducement to the other parties to enter into this Agreement, WEST hereby makes the following representations and warranties as of the Closing Date and as of each Delivery Date:

(a)                                  Organization and Authority of WEST.  WEST is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by WEST, the performance by WEST of its obligations hereunder and the consummation by WEST of the transactions contemplated hereby have been duly authorized by all requisite action on the part of WEST.  This Agreement has been duly executed and delivered by WEST, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes, a legal, valid and binding obligation of WEST enforceable against WEST in accordance with its terms.

(b)                                 Governmental Consents and Approvals.  The execution, delivery and performance of this Agreement by WEST do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

(c)                                  No Conflict. Except as may result from any facts or circumstances relating solely to Willis, the execution, delivery and performance of this Agreement by WEST do not and will not (i) violate, conflict with or result in the breach of any provision of the Trust Agreement of WEST, (ii) conflict with or violate any Applicable Law or Governmental Order applicable to WEST or (iii) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of WEST pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which WEST is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of WEST to consummate the transactions contemplated by this Agreement.

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(d)                                 Investment Purpose. WEST is acquiring the Acquisition Membership Interests on the Closing Date solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

Section 3.05.                             Representations and Warranties of WEST Acquisition. As an inducement to WEST to enter into this Agreement, WEST Acquisition hereby makes the following representations and warranties as of the Closing and as of each Delivery Date for a WEST Remaining Engine:

(a)                                  Organization, Authority and Qualification of WEST Acquisition. WEST Acquisition is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own its properties as such properties are currently owned and to conduct its business as such business is currently conducted, and to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  WEST Acquisition is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not adversely affect the ability of WEST Acquisition to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.  The execution and delivery of this Agreement by WEST Acquisition, the performance by WEST Acquisition of its obligations hereunder and the consummation by WEST Acquisition of the transactions contemplated hereby have been duly authorized by all requisite action on the part of WEST Acquisition.  This Agreement has been duly executed and delivered by WEST Acquisition, and (assuming the due authorization, execution and delivery by the other parties hereto) this Agreement constitutes a legal, valid and binding obligation of WEST Acquisition enforceable against WEST Acquisition in accordance with its terms.

(b)                                 Governmental Consent. The execution, delivery and performance of this Agreement by WEST Acquisition and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

(c)                                  No Conflict. The execution, delivery and performance of this Agreement by WEST Acquisition do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational documents of WEST Acquisition, (ii) conflict with or violate (or cause an event which could have a material adverse effect on the business or financial condition of WEST Acquisition as a result of) any Applicable Law or Governmental Order applicable to WEST Acquisition or any of its assets, properties or businesses, including, without limitation, the Business, or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any asset or property of WEST Acquisition pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which WEST Acquisition is a party or by which any of such assets or properties is bound or affected.

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(d)                                 Compliance with Laws. WEST Acquisition has conducted and continues to conduct the Business in accordance with Applicable Law and Governmental Orders applicable to it or any of its assets and is not in violation of any such Applicable Law or Governmental Order, which violation has had or could reasonably be expected to have a material adverse effect on the business or financial condition of WEST Acquisition.  There is no pending or threatened action, suit or proceeding against WEST Acquisition in any way adversely affecting the transactions contemplated by this Agreement.

(e)                                  Organization, Authority and Qualification of the WEST Engine Trusts. The trustee of the WEST Engine Trusts is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has full corporate, company or other power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets.  The trustee of the WEST Engine Trusts is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of the assets of the WEST Engine Trusts, or the conduct or nature of the of business of the WEST Engine Trusts, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures by such trustee to be qualified, licensed or admitted and in good standing can in the aggregate be eliminated without material cost or expense by such trustee, as the case may be, becoming qualified or admitted and in good standing.  Willis has, prior to the execution of this Agreement, delivered to WEST true and complete copies of such WEST Engine Trust’s Trust Documents as in effect on the date applicable.  None of the WEST Engine Trusts has any subsidiaries.

Section 3.06.                             Representations and Warranties of Facility Acquisition. As an inducement to WEST to enter into this Agreement, Facility Acquisition hereby makes the following representations and warranties as of the Closing and as of each Delivery Date for a Facility Remaining Engine:

(a)                                  Organization, Authority and Qualification of Facility Acquisition. Facility Acquisition is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own its properties as such properties are currently owned and to conduct its business as such business is currently conducted, and to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  Facility Acquisition is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not adversely affect the ability of Facility Acquisition to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.  The execution and delivery of this Agreement by Facility Acquisition, the performance by Facility Acquisition of its obligations hereunder and the consummation by Facility Acquisition of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Facility Acquisition.  This Agreement has been duly executed and delivered by Facility Acquisition, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes a legal, valid and binding obligation of Facility Acquisition enforceable against Facility Acquisition in accordance with its terms.

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(b)                                 Governmental Consent. The execution, delivery and performance of this Agreement by Facility Acquisition and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

(c)                                  No Conflict. The execution, delivery and performance of this Agreement by Facility Acquisition do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational documents of Facility Acquisition, (ii) conflict with or violate (or cause an event which could have a material adverse effect on the business or financial condition of Facility Acquisition as a result of) any Applicable Law or Governmental Order applicable to Facility Acquisition or any of its assets, properties or businesses, including, without limitation, the Business, or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any asset or property of Facility Acquisition pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Facility Acquisition is a party or by which any of such assets or properties is bound or affected.

(d)                                 Compliance with Laws. Facility Acquisition has conducted and continues to conduct the Business in accordance with Applicable Law and Governmental Orders applicable to it or any of its assets and is not in violation of any such Applicable Law or Governmental Order, which violation has had or could reasonably be expected to have a material adverse effect on the business or financial condition of Facility Acquisition.  There is no pending or threatened action, suit or proceeding against Facility Acquisition in any way adversely affecting the transactions contemplated by this Agreement.

(e)                                  Organization, Authority and Qualification of the Facility Engine Trusts. The trustee of the Facility Engine Trusts is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has full corporate, company or other power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets.  The trustee of the Facility Engine Trusts is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of the assets of the Facility Engine Trusts, or the conduct or nature of the of business of the Facility Engine Trusts, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures by such trustee to be qualified, licensed or admitted and in good standing can in the aggregate be eliminated without material cost or expense by such trustee, as the case may be, becoming qualified or admitted and in good standing.  Willis has, prior to the execution of this Agreement, delivered to Facility true and complete copies of such Facility Engine Trust’s Trust Documents as in effect on the date applicable.  None of the Facility Engine Trusts has any subsidiaries.

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Section 3.07.                             Representations and Warranties of WEST Funding. As an inducement to WEST to enter into this Agreement, WEST Funding hereby makes the following representations and warranties as of the Closing Date and as of each Delivery Date for a WEST Remaining Engine:

(a)                                  Organization, Authority and Qualification of WEST Funding. WEST Funding is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own its properties as such properties are currently owned and to conduct its business as such business is currently conducted, and to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  WEST Funding is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not adversely affect the ability of WEST Funding to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.  The execution and delivery of this Agreement by WEST Funding, the performance by WEST Funding of its obligations hereunder and the consummation by WEST Funding of the transactions contemplated hereby have been duly authorized by all requisite action on the part of WEST Funding.  This Agreement has been duly executed and delivered by WEST Funding, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes a legal, valid and binding obligation of WEST Funding enforceable against WEST Funding in accordance with its terms.

(b)                                 Governmental Consent. The execution, delivery and performance of this Agreement by WEST Funding and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

(c)                                  No Conflict. The execution, delivery and performance of this Agreement by WEST Funding do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational documents of WEST Funding, (ii) conflict with or violate (or cause an event which could have a material adverse effect on the business or financial condition of WEST Funding as a result of) any Applicable Law or Governmental Order applicable to WEST Funding or any of its assets, properties or businesses, including, without limitation, the Business, or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any asset or property of WEST Funding pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which WEST Funding is a party or by which any of such assets or properties is bound or affected.

(d)                                 Compliance with Laws. WEST Funding has conducted and continues to conduct the Business in accordance with Applicable Law and Governmental Orders applicable to it or any of its assets and is not in violation of any such Applicable Law or Governmental Order, which violation has had or could reasonably be expected to have a material adverse effect on the business or financial condition of WEST Funding.

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There is no pending or threatened action, suit or proceeding against WEST Funding in any way adversely affecting the transactions contemplated by this Agreement.

Section 3.08.                             Independent Representations. Each of the representations and warranties shall be construed as a separate and independent representation and warranty and shall not be limited or restricted by reference to the terms of any other provision of this Agreement, any other Related Document or any other representation or warranty.

Section 3.09.                              Benefit of Representations; Survival of Representations. Subject to the next following sentence, the benefit of the representations and warranties set forth in this Agreement shall run to the Security Trustee. The representations and warranties set forth in this Agreement, the Exhibits to this Agreement, and any certificate, or report or other document delivered pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall continue and survive in full force and effect after the Closing Date or the relevant Delivery Date, as applicable, for a period ending on the date of the payment in full of the Class A Notes.

Section 3.10.                              Reliance on Representations. Each of Willis, West Acquisition, Facility Acquisition and WEST Funding acknowledges that WEST is entering into this Agreement and the other Related Documents in reliance upon the accuracy of each of the representations and warranties of Willis, West Acquisition, Facility Acquisition and WEST Funding set forth in this Agreement.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.01.                             Regulatory and Other Authorizations; Notices and Consents. Willis shall use its reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may become necessary in the future for the performance of its obligations pursuant to this Agreement and will cooperate fully with WEST in promptly seeking to obtain all such authorizations, consents, orders and approvals.

Section 4.02.                             Willis and WEST Funding Covenants. Each of Willis and WEST Funding covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all amounts owing pursuant to the Indenture, institute against any Issuer Group Member, or join any other Person in instituting against any Issuer Group Member, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of any applicable jurisdiction.  This Section 4.02 shall survive the termination of this Agreement.

Section 4.03.                             Further Action. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under Applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

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ARTICLE V

CONDITIONS PRECEDENT

Section 5.01.          Conditions to Willis’ Obligations.  The obligations of Willis to transfer the Acquisition Membership Interests and the other Assigned Property on the Closing Date shall be subject to the satisfaction or waiver by WEST of the following conditions:

(a)           All representations and warranties of WEST contained in this Agreement shall be true and correct in all material respects as of the Closing Date, and the covenants and agreements contained in this Agreement to be complied with by WEST on or before the Closing Date shall have been complied with in all material respects, and Willis shall have received a certificate from WEST to such effect signed by a Controlling Trustee of WEST;

(b)           No proceeding shall have been commenced by or before any Governmental Authority against Willis, WEST, WEST Acquisition, Facility Acquisition or WEST Funding seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of Willis, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 5.01(b) shall not apply if Willis has directly or indirectly solicited or encouraged any such proceeding;

(c)           Willis shall have received a true and complete copy, certified by a Controlling Trustee of WEST, of the organizational documents of WEST and resolutions duly and validly adopted by the Controlling Trustees of WEST evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(d)           Willis shall have received a certificate of a Controlling Trustee of WEST certifying the names, signatures and offices of the persons authorized to sign this Agreement and the other documents to be delivered hereunder;

(e)           Willis shall have received from Pillsbury Winthrop Shaw Pittman LLP a legal opinion, addressed to Willis and dated the Closing Date;

(f)            WEST shall have deposited the Cash Portion of the Acquisition Purchase Price and the aggregate amount of the Cash Portions of the Engine Purchase Prices for the Remaining Engines in the WEST II Engine Purchase Account;

(g)           No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a Material Adverse Effect; and

(h)           Each of the items listed in Section 2.01(c) shall be in form and substance satisfactory to Willis in its sole and absolute discretion.

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Section 5.02.              Conditions to WEST’s Obligations on the Closing Date.

The obligations of WEST to acquire the Acquisition Membership Interests and the other Assigned Property on the Closing Date shall be subject to the satisfaction or waiver by WEST of the following conditions:

(a)           All representations and warranties of Willis, WEST Acquisition, Facility Acquisition and WEST Funding contained in this Agreement shall be true and correct in all material respects as of the Closing Date, and the covenants and agreements contained in this Agreement to be complied with by Willis, WEST Acquisition, Facility Acquisition and WEST Funding on or before the Closing Date shall have been complied with in all material respects, and WEST shall have received a certificate from Willis to such effect signed by the president or a vice-president of Willis;

(b)           No proceeding shall have been commenced by or before any Governmental Authority against Willis, WEST, WEST Acquisition, Facility Acquisition or WEST Funding, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of WEST, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 5.02(b) shall not apply if WEST has directly or indirectly solicited or encouraged any such proceeding;

(c)           WEST shall have received a true and complete copy, certified by the secretary or an assistant secretary of Willis, of the resolutions duly and validly adopted by the Board of Directors of Willis evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(d)           WEST shall have received (i) a certificate of the secretary or an assistant secretary of Willis certifying the names and signatures of the officers of Willis authorized to sign this Agreement and the other documents to be delivered hereunder; (ii) a certificate of the Manager of WEST Acquisition certifying the names and signatures of the persons authorized to sign this Agreement and the other documents to be delivered hereunder; (iii) a certificate of the Manager of Facility Acquisition certifying the names and signatures of the persons authorized to sign this Agreement and the other documents to be delivered hereunder; and (iv) a certificate of the Manager of WEST Funding certifying the names and signatures of the persons authorized to sign this Agreement and the other documents to be delivered hereunder;

(e)           WEST shall have received from Pillsbury Winthrop Shaw Pittman LLP a legal opinion, addressed to WEST and dated the Closing Date or Delivery Date, as applicable;

(f)            The WEST 2012-A Fixed Rate Term Notes shall have been issued and WEST shall have received the net proceeds thereof;

(g)           No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a material adverse effect on the business or financial condition of Willis, WEST Acquisition, Facility Acquisition and WEST Funding;

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(h)           All or such lesser number of the Engines as shall be acceptable to WEST in its sole discretion shall have been transferred to WEST Acquisition or Facility Acquisition, as applicable, and the New Engine Trusts pursuant to the Engine Transfer Agreements; and

(i)            Each of the items listed in Section 2.01(c) shall be in form and substance satisfactory to WEST in its sole and absolute discretion.

Section 5.03.              Conditions to the Obligations of Facility Acquisition and the Facility Engine Trusts or WEST Acquisition and the WEST Engine Trusts on each Delivery Date with respect to a Remaining Engine.

The obligations of Facility Acquisition and the Facility Engine Trusts or WEST Acquisition and the WEST Engine Trusts acquire and accept a Facility Remaining Engine or a WEST Remaining Engine, respectively, on the applicable Delivery Date shall be subject to the satisfaction or waiver by Facility Acquisition and the Facility Engine Trusts or WEST Acquisition and the WEST Engine Trusts, as the case may be, of the following conditions:

(a)           All representations and warranties of Willis, WEST Acquisition, Facility Acquisition and WEST Funding relating to the relevant Remaining Engine, as applicable, contained in this Agreement shall be true and correct in all material respects as of such Delivery Date, and the covenants and agreements contained in this Agreement to be complied with by Willis, WEST Acquisition, Facility Acquisition and WEST Funding, as applicable, on or before the Delivery Date shall have been complied with in all material respects, and Facility Acquisition or WEST shall have received a certificate from Willis to such effect signed by the president or a vice-president of Willis; and

(b)           No proceeding shall have been commenced by or before any Governmental Authority against Willis, WEST, WEST Acquisition, Facility Acquisition or WEST Funding, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of WEST, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 5.03(b) shall not apply if WEST has directly or indirectly solicited or encouraged any such proceeding.

ARTICLE VI

INDEMNIFICATION

Section 6.01.          Indemnification by Willis.Willis hereby agrees to indemnify and hold harmless WEST, its Affiliates and their successors and assigns, and the trustees and agents of WEST, its Affiliates and their successors and assigns (each an “Indemnified Party”) for any and all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys’ and consultants’ fees and expenses) actually suffered or incurred by them (including, without limitation, any of the foregoing arising from any Action brought or otherwise initiated by any of them) (hereinafter a “Loss”), arising out of or resulting from or relating to:

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(i)            the breach or inaccuracy of any representation or warranty made by Willis, WEST Acquisition, Facility Acquisition or WEST Funding contained in the Transfer Documents;

(ii)           the breach of any covenant or agreement by Willis contained in the Transfer Documents;

(iii)          Liabilities of WEST Acquisition, Facility Acquisition and the New Engine Trusts arising from or relating to the ownership or actions or inactions of WEST Acquisition, Facility Acquisition, WEST Funding, the Old Engine Trusts or the New Engine Trusts or the conduct of their respective businesses prior to the Closing Date; or

(iv)          any and all Losses suffered or incurred by WEST, WEST Funding, WEST Acquisition, Facility Acquisition, the Old Engine Trusts and the New Engine Trusts by reason of or in connection with any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of WEST Acquisition, Facility Acquisition, WEST Funding, the Old Engine Trusts or the New Engine Trusts occurring or existing prior to the Closing Date or, in the case of any Remaining Engine and related Engine Assets transferred after the Closing Date, the related Delivery Date.

To the extent that undertakings of Willis set forth in this Section 6.02 may be unenforceable, Willis shall contribute the maximum amount that it is permitted to contribute under Applicable Law to the payment and satisfaction of all Losses incurred by WEST.

Section 6.02.          Notice, Etc.  An Indemnified Party shall give Willis (the “Indemnifying Party”) notice of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article VI except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI.  The obligations and Liabilities of the Indemnifying Party under this Article VI with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Article VI (“Third Party Claims”) shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article VI except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI.  If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party, in its sole and absolute discretion, for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party.

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In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by such Indemnifying Party.  Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at such Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party.  No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

ARTICLE VII

WAIVER

Section 7.01.          Waiver by WEST.  WEST may (a) extend the time for the performance of any of the obligations or other acts of Willis, WEST Acquisition or Facility Acquisition, (b) waive any inaccuracies in the representations and warranties of any such party contained herein or in any document delivered by any such party or (c) waive compliance with any of the agreements or conditions of any such party contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.  The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights. Notwithstanding anything to the contrary in this Article VII, no such extension or waiver by WEST shall be valid unless consented to by the Indenture Trustee (unless the lien of the Indenture has been irrevocably satisfied and discharged in full).

Section 7.02.          Waiver by Willis.  Willis may (a) extend the time for the performance of any of the obligations or other acts of WEST, (b) waive any inaccuracies in the representations and warranties of WEST contained herein or in any document delivered by WEST or (c) waive compliance with any of the agreements or conditions of WEST contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.  The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

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ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01.          Expenses.  Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Willis, whether or not the Closing Date shall have occurred.

Section 8.02.          Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by recognized courier service or by facsimile (with a copy by recognized courier service) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.02):

(a)                                  if to Willis, WEST Funding, or any Old Engine Trust at any time or to WEST Acquisition, Facility Acquisition or any New Engine Trust prior to the Closing Date:

Willis Lease Finance Corporation

773 San Marin Drive

Suite 2215

Novato, California 94998

Attention:  General Counsel

Fax:   (415) 408-4701

(b)                                 if to WEST at any time or to WEST Acquisition, Facility Acquisition or any New Engine Trust on and after the Closing Date:

Willis Engine Securitization Trust II

c/o Wilmington Trust Company

Rodney Square North

Wilmington, Delaware 19890

Attention:  Corporate Trust Administrator

Fax:  (302) 651-8882

With a copy to:

Willis Lease Finance Corporation

773 San Marin Drive

Suite 2215

Novato, California 94998

Attention:  General Counsel

Fax:   (415) 408-4701

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Section 8.03.          Headings.  The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.04.          Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Applicable Law or public policy in a jurisdiction, then such term or provision shall only be invalid in such jurisdiction and all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 8.05.          Entire Agreement.  This Agreement together with the Engine Transfer Agreements constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among Willis, WEST, WEST Funding, WEST Acquisition and Facility Acquisition with respect to the subject matter hereof and thereof.

Section 8.06.          Assignment.  Except as described in the recitals hereto, this Agreement may not be assigned by operation of law or otherwise without the express written consent of Willis and WEST (which consent may be granted or withheld in the sole discretion of Willis and WEST).  Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that WEST has assigned this Agreement (including all of it rights hereunder) to the Indenture Trustee.

Section 8.07.          No Third Party Beneficiaries.  Except as described in the recitals hereto, and except for the provisions of Article VI relating to Indemnified Parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns (including the Indenture Trustee) and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.08.          Amendment.  This Agreement may not be amended or modified except (a) by an instrument in writing signed by or on behalf of Willis, WEST, WEST Funding, WEST Acquisition and Facility Acquisition or (b) by a waiver in accordance with Section 7.01; provided that, any such amendment or waiver by WEST shall have been consented to by the Indenture Trustee (unless the lien of the Indenture has been irrevocably satisfied and discharged in full).

Section 8.09.          Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the City of New York.

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Section 8.10.          Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.11.          Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 8.12.          Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature Page Follows]

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IN WITNESS WHEREOF, Willis, WEST, Facility Acquisition, WEST Acquisition and WEST Funding have caused this Acquisition Transfer Agreement to be duly executed by their respective officers or authorized representatives as of the day and year first above written.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Thomas C. Nord
	Name:	Thomas C. Nord
	Title:	Senior Vice President

WILLIS ENGINE SECURITIZATION TRUST II

By:	/s/ Thomas C. Nord
	Name:	Thomas C. Nord
	Title:	Controlling Trustee

FACILITY ENGINE ACQUISITION LLC

By:	Willis Lease Finance Corporation, as Manager

By:	/s/ Thomas C. Nord
	Name:	Thomas C. Nord
	Title:	Senior Vice President

WEST ENGINE ACQUISITION LLC

By:	Willis Engine Securitization Trust, as Manager

By:	/s/ Thomas C. Nord
	Name:	Thomas C. Nord
	Title:	Controlling Trustee

WEST ENGINE FUNDING LLC

By: Willis Engine Securitization Trust, as Manager

By:	/s/ Thomas C. Nord
	Name:	Thomas C. Nord
	Title:	Director

APPENDIX A

DEFINITIONS

“Acquisition Membership Interests” means the WEST Acquisition Membership Interest and the Facility Acquisition Membership Interest, individually or collectively as the context may require.

“Acquisition Purchase Price” means an amount equal to the sum of the WEST Acquisition Purchase Price and the Facility Acquisition Purchase Price.

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

“Aircraft Engine” means a basic power jet propulsion engine assembly for an aircraft that is Stage 3 or later compliant (without reliance on a noise reduction or “hush” kit), including its essential accessories as supplied by the manufacturer of such aircraft engine, but excluding the nacelle, and including any QEC Kit and any and all modules and Parts incorporated in, installed on or attached to each such engine from time to time and any substitutions therefor.

“Assigned Property” has the meaning specified in Section 2.01(a).

“Assignment of Equity Interest” means, in respect of transfer of the each Acquisition Membership Interest hereunder, an assignment thereof, substantially in the form of Exhibit A to this Agreement.

“Beneficial Interest Certificates” means the certificates evidencing a beneficial interest in WEST issued by WEST pursuant to the Trust Agreement.

“Business” means the business of owning Engines and leasing Engines to third-party lessees.

“Buyer” means, with respect to a WEST Engine (and any Substitute Engine replacing a WEST Engine), WEST Acquisition and the WEST Engine Trust acquiring such WEST Engine (or Substitute Engine) and, with respect to a Facility Engine (and any Substitute Engine replacing a Facility Engine), Facility Acquisition and the Facility Engine Trust acquiring such Facility Engine (or Substitute Engine).

“Cape Town Convention” means the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, signed in Cape Town, South Africa on November 16, 2001, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto, all as in effect under the laws of the United States of America, as a contracting state. Except to the extent otherwise defined in this Agreement, terms used in this Agreement that are defined in the Cape Town Convention shall, when used in relation to the Cape Town Convention, have the meanings ascribed to them in the Cape Town Convention.

“Cash Payment Amount” means, for each Engine, an amount equal to the product of (x) the Net Cash Proceeds of the Class A Notes received on the Closing Date, and (y) a fraction, the numerator of which is the Initial Appraised Value of that Engine and the denominator of which is the Aggregate Initial Appraised Values.

“Cash Portion” means, (a) with respect to the WEST Acquisition Purchase Price, the sum of the Cash Payment Amounts for the WEST Initial Engines, (b) with respect to the Facility Acquisition Purchase Price, the sum of the Cash Payment Amounts for the Facility Initial Engines, (c) with respect to the Acquisition Purchase Price, the sum of the amounts described in clauses (a) and (b), and (d) with respect to each Remaining Engine, the Cash Payment Amount for such Remaining Engine.

“Class A Notes” means the notes issued by WEST on the Closing Date that are designated “Class 2012-A Term Notes” with an initial Outstanding Principal Balance not to exceed $390,000,000.

“Closing Date” means September 17, 2012 or such later date as Willis and WEST may agree.

“Delivery Date” has the meaning, with respect to each Engine, specified in Section 2.02(c).

“Delivery Expiry Date” means the date that is one hundred eighty (180) days after the Closing Date.

“Disclosure Letter” means the First Disclosure Letter or a Supplemental Disclosure Letter.

“Engine Assets” means, with respect to any Engine, all of the following:  (a)  any Lease of such Engine together with all related Lease Documents, (b) all security deposits and letters of credit provided by the Lessee in respect of such Lease on the applicable Delivery Date, in the case of a transfer of the Engine described in Section 2.02, and on the Closing Date, in the case of the transfer of the Acquisition Membership Interests pursuant to Section 2.01, (c) any agreement or warranty relating to such Engine with or from (i) the manufacturer of such Engine or any part thereto, (ii) each predecessor owner (other than the manufacturer) of such Engine and each immediately succeeding owner up to and including the Engine Trust owning such Engine as of the applicable Delivery Date or the Closing Date, as applicable, and (iii) each predecessor lessor of the Lease of such Engine and each immediately succeeding lessor up to and including the Engine Trust owning such Engine as of the applicable Delivery Date or the Closing Date, as amended and supplemented through the applicable Delivery Date, in the case of a transfer of the Engine described in Section 2.02, and through the Closing Date, in the case of the transfer of the Acquisition Membership Interests pursuant to Section 2.01, (d) all Engine Records and (e) all income payments and proceeds of the foregoing in connection with any substitution, release or disposition; provided that, in the case of the Engines owned by Engine Trusts owned by WEST Acquisition and Facility Acquisition on the Closing Date, the Lease Payments applicable to the period prior to the Closing Date shall be retained by WEST Funding and Willis, respectively, and Lease Payments allocable to the period on and after the such Delivery Date shall belong to WEST Acquisition and Facility Acquisition.

“Engine Bill of Sale” has the meaning specified in the applicable Engine Transfer Agreement.

“Engine Interest” means, with respect to any Engine that is owned by an Engine Trust, the beneficial ownership interest in such Engine Trust.  The acquisition or disposition of all of the Engine Interest with respect to an Engine Trust that holds an Engine constitutes, respectively, the acquisition or disposition of that Engine.

“Engine Purchase Price” means, with respect to each New Engine, an amount equal to the Initial Appraised Value of such New Engine.

“Engine Records” means, with respect to any Engine, all logs, technical data, manuals and maintenance and historical records and inspection reports relating to such Engine (including Engine records and documents as referred to in the relevant Lease).

“Engines” means the Facility Engines and the WEST Engines, individually or collectively as the context may require.

“Engine Transfer Agreements” means the Facility Engine Transfer Agreement and the WEST Engine Transfer Agreement, individually or collectively as the context may require.

“Engine Trust” means the common law trust estate created pursuant to an Engine Trust Agreement between Willis, WEST Acquisition, Facility Acquisition or WEST Funding, as beneficiary, and the applicable Engine Trustee, as trustee.

“Engine Trust Agreement” means each trust agreement with an Engine Trustee under which a common law trust estate is created with respect to an Engine or the right to acquire an Engine and any of Willis, WEST Acquisition, Facility Acquisition or WEST Funding holds the Engine Interest.

“Engine Trustee” means, with respect to any Engine Trust of which WEST Acquisition or Facility Acquisition is beneficiary, U.S. Bank National Association, and with respect to any Engine Trust of which Willis or WEST Funding is beneficiary, Wells Fargo Bank Northwest, National Association.

“FAA” means the United States Federal Aviation Administration and any successor agency or agencies thereto.

“Facility Acquisition” has the meaning specified in the preamble of this Agreement.

“Facility Acquisition LLC Agreement” means the Limited Liability Company Agreement of Facility Acquisition, dated June 14, 2012.

“Facility Acquisition LLC Certificate” means the Certificate of Formation of Facility Acquisition, as filed with the Secretary of State of Delaware on May 4, 2012.

“Facility Acquisition Membership Interest” means all of the issued and outstanding membership interests of Facility Acquisition.

“Facility Acquisition Purchase Price” means, with respect to the Facility Acquisition Membership Interest conveyed by WEST to Willis on the Closing Date, an amount equal to the sum of (i) the aggregate Initial Appraised Values of the Facility Initial Engines and (ii) the net book value of the related Engine Assets on the Closing Date.

“Facility Engine Transfer Agreement” means the Engine Transfer Agreement, dated as of June 13, 2012, among Willis, Facility Acquisition, the Old Engine Trusts and the New Engine Trusts, as amended, modified or supplemented from time to time.

“Facility Engine Trusts” has the meaning specified in the recitals of this Agreement.

“Facility Engines” means the Facility Initial Engines and the Facility Remaining Engines, individually or collectively as the context may require.

“Facility Initial Engines” has the meaning specified in the recitals of this Agreement.

“Facility Remaining Engines” has the meaning specified in the recitals of this Agreement.

“First Disclosure Letter” means a letter from Willis to WEST dated the date hereof setting out certain information as at the date hereof.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Indemnified Party” has the meaning specified in Section 6.03 hereof.

“Indemnifying Party” has the meaning specified in Section 6.03 hereof.

“Indenture” means the Indenture, dated as of September 14, 2012, among WEST, the Indenture Trustee, the Administrative Agent and the Initial Liquidity Facility Provider, as amended, supplemented or otherwise modified from time to time.

“Initial Engines” means the WEST Initial Engines and the Facility Initial Engines, individually or collectively as the context may require.

“International Registry” has the meaning set forth in the Cape Town Convention.

“Irish Subleases” means the leases of Engines described in Schedule 3.

“Irish Subsidiaries” means WEST Engine Funding (Ireland) Limited, an Irish private limited company, and Willis Engine Funding (Ireland) Limited, an Irish private limited company, each of which is a Subsidiary of Willis.

“Lease Collateral” means all security deposits, letters of credit, advance payments and any other property provided by the Lessees of the Engines as security for the payment and performance of the obligations of such Lessees under the Leases of the Engines.

“Lease Documents” means, for any Engine, all agreements identified as such in Schedule 3 concerning such Engine, as such may be amended by any Disclosure Letter the contents of which have been agreed to by WEST.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Applicable Law, Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

“Loss” has the meaning specified in Section 6.02 hereof.

“Manager” means, with respect to WEST Acquisition or Facility Acquisition, the person designated as the “Manager” in the limited liability company operating agreement of each such Person, respectively.

“Material Adverse Effect” means any circumstance, change in, or effect on the Business of WEST and the Issuer Subsidiaries that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business of WEST and the Issuer Subsidiaries:  (a) is, or could be, materially adverse to the business, operations, assets or liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of WEST and the Issuer Subsidiaries or (b) could adversely affect the ability of WEST and the Issuer Subsidiaries to operate or conduct the Business in the manner in which it is currently operated or conducted by WEST and the Issuer Subsidiaries.

“Material Default” means, for any Lease:

(1)                                  any Event of Default as defined in such Lease; or

(2)                                  any default (a “Payment Default”) in the making of any payment when due and payable under such Lease which shall include, without limitation, defaults that have been cured by either (i) debiting the Security Deposit with respect to such Lease unless such Security Deposit has been replenished by the applicable Lessee, and/or (ii) restructuring such Lease to eliminate such default and/or (iii) by waiver; or

(3)                                  any other default under such Lease known to Willis;

“New Engines” means the Initial Engines and the Remaining Engines, individually or collectively as the context may require.

“New Engine Trusts” means the Facility Engine Trusts and the WEST Engine Trusts, individually or collectively as the context may require.

“Old Engine Trusts” means the Willis Engine Trusts and the Old WEST Engine Trusts, individually or collectively as the context may require.

“Old WEST” means Willis Engine Securitization Trust, a Delaware statutory trust.

“Old WEST Engine Trusts” has the meaning specified in the recitals of this Agreement.

“Prior Mortgages” means, with respect to the Assigned Property, the security interests granted by Old WEST, WEST Acquisition, Facility Acquisition and the New Engine Trusts in respect of the Assigned Property and the engine mortgages relating to the Engines owned by WEST Acquisition, Facility Acquisition and the New Engine Trusts on the Closing Date.

“Remaining Engines” means the WEST Remaining Engines and the Facility Remaining Engines, individually or collectively as the context may require.

“Seller” means, with respect to a WEST Engine (and any Substitute Engine replacing a WEST Engine), WEST Funding and the Old WEST Engine Trust transferring such WEST Engine (or Substitute Engine) and, with respect to a Facility Engine (and any Substitute Engine replacing a Facility Engine), Willis and the Willis Engine Trust acquiring such Facility Engine (or Substitute Engine).

“Supplemental Disclosure Letter” means a letter from Willis to WEST dated as of a Delivery Date setting out certain information as at such date.

“Third Party Claims” has the meaning specified in Section 6.03 hereof.

“Transfer Documents” has the meaning specified in Section 6.01 hereof.

“Transfer Period” means the period beginning on the date hereof and ending on the Delivery Expiry Date.

“Trust Agreement” means the Amended and Restated Trust Agreement of WEST, dated as of September 14, 2012, between, inter alios, Willis, as depositor, and Wilmington Trust Company, as Owner Trustee.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“WEST” has the meaning specified in the preamble of this Agreement.

“WEST II Engine Purchase Account” means the account in which the net proceeds of the notes issued by WEST are deposited, for application to the payment to Willis for the purchase of the WEST Acquisition Membership Interest from Willis.

“WEST Acquisition” has the meaning specified in the preamble of this Agreement.

“WEST Acquisition LLC Agreement” means the Limited Liability Company Operating Agreement of WEST Acquisition, dated June 14, 2012.

“WEST Acquisition LLC Certificate” means the Certificate of Formation of WEST Acquisition, as filed with the Secretary of State of Delaware on May 4, 2012.

“WEST Acquisition Membership Interest” means all of the issued and outstanding membership interests of WEST Acquisition.

“WEST Acquisition Purchase Price” means, with respect to the WEST Acquisition Membership Interest conveyed by Willis to WEST on the Closing Date, an amount equal to the sum of (i) the aggregate Initial Appraised Values of the WEST Initial Engines, (ii) the net book value of the related Engine Assets on the Closing Date, and (iii) the net book value of WEST Ireland II.

“WEST Engines” means the WEST Initial Engines and the WEST Remaining Engines, individually or collectively as the context may require.

“WEST Engine Transfer Agreement” means the Engine Transfer Agreement, dated as of June 13, 2012, among WEST Funding, WEST Acquisition, the Old Engine Trusts and the New Engine Trusts, as amended, modified or supplemented from time to time.

“WEST Engine Trusts” has the meaning specified in the recitals of this Agreement.

“WEST Funding” has the meaning specified in the preamble of this Agreement.

“WEST Initial Engines” has the meaning specified in the recitals of this Agreement.

“WEST Ireland” means WEST Engine Leasing II (Ireland) Limited, an Irish private limited company and wholly owned subsidiary of WEST.

“WEST Remaining Engines” has the meaning specified in the recitals of this Agreement.

“Willis” has the meaning specified in the preamble of this Agreement.

“Willis Engine Trusts” has the meaning specified in the recitals of this Agreement.

“Willis Indemnified Party” has the meaning specified in Section 6.02 hereof.

EXHIBIT A

[FORM OF ASSIGNMENT OF EQUITY INTEREST]

This ASSIGNMENT OF EQUITY INTEREST, dated as of [                  ], 2012 (this “Agreement”) between WILLIS LEASE FINANCE CORPORATION a Delaware corporation (“Assignor”), and WILLIS ENGINE SECURITIZATION TRUST II, a Delaware statutory trust (“Assignee”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to effect (a) the transfer by Assignor to Assignee of all of the right, title and interest of Assignor in, under and with respect to the membership interest of the Assignor in [WEST Engine Acquisition LLC, a Delaware limited liability company (“WEST Acquisition”), and as the sole member of WEST Acquisition][Facility Engine Acquisition LLC, a Delaware limited liability company (“Facility Acquisition”), and as the sole member of Facility Acquisition] (the “Transferred Interest”) and (b) the assumption by Assignee of the obligations of Assignor accruing under or with respect to the Transferred Interest from and after the Effective Time (as defined in Section 8 hereof);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

Section 1.              Definitions.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Acquisition Transfer Agreement, dated as of September 14, 2012, between Assignor, Assignee and certain other parties thereto (the “Acquisition Transfer Agreement”).

Section 2.              Assignment.  Subject to the terms and conditions hereof and of the Acquisition Transfer Agreement, and effective as of the Effective Time, Assignor has sold, assigned, conveyed, transferred and set over, and does hereby sell, assign, convey, transfer and set over, unto Assignee all of its present and future right, title and interest in, under and with respect to the Transferred Interest together with all other documents and instruments evidencing any of such right, title and interest, except such rights of Assignor as have accrued to Assignor prior to the Effective Time.

Section 3.              Assumption.  Subject to the terms and conditions hereof and of the Acquisition Transfer Agreement and effective as of the Effective Time, Assignee hereby purchases and accepts the Transferred Interest and except as provided below, undertakes all of the duties and obligations of the Member under the [WEST Acquisition LLC Agreement][Facility Acquisition LLC Agreement] with respect to the Transferred Interest accruing at or subsequent to the Effective Time and shall be deemed a party thereto. Subject to the terms and conditions hereof and of the Acquisition Transfer Agreement, the assignment and assumption effected hereby shall release Assignor, to the extent of the Transferred Interest, from its obligations under the [WEST Acquisition LLC Agreement][Facility Acquisition LLC Agreement].

Section 4.              Appointment as Attorney-in-Fact.  In furtherance of the within assignment, Assignor hereby constitutes and appoints Assignee, and its successors and assigns, the true and lawful attorneys of Assignor, with full power of substitution, in the name of Assignee or in the name of Assignor but on behalf of and for the benefit of and at the expense of Assignee, to collect for the account of Assignee all items sold, transferred or assigned to Assignee pursuant hereto; to institute and prosecute, in the name of Assignor or otherwise, but at the expense of Assignee, all proceedings that Assignee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise at the expense of Assignee any and all actions, suits or proceedings as to title to or interest in the Transferred Interest; and to do all such acts and things in relation thereto at the expense of Assignee as Assignee shall reasonably deem advisable.

Assignor hereby acknowledges that this appointment is coupled with an interest and is irrevocable by Assignor in any manner or for any reason or by virtue of any dissolution of Assignor.

Section 5               Payments.  Assignor hereby covenants and agrees to pay over to Assignee, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignor that, under Section 2 hereof, belong to Assignee, and Assignee hereby covenants and agrees to pay over to Assignor, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignee that, under Section 2 hereof, belong to Assignor.

Section 6               Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 7               Counterparts.  This Agreement may be executed in any number of separate counterparts by the parties, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

Section 8               Effectiveness.  This Agreement shall be effective upon its execution and delivery by each of Assignor and Assignee, this        day of         , 2012 at [     ] [  ].M. (New York time) (the “Effective Time”).

IN WITNESS WHEREOF, the parties hereto, through their respective officers thereunto duly authorized, have duly executed this Agreement as of the day and year first above written.

WILLIS LEASE FINANCE CORPORATION

By:
Name:
Title:

WILLIS ENGINE SECURITIZATION TRUST II

By:
Name:
Title:

9

Schedule 1A

Facility Initial Engines

Manufacturer	Model	ESN
General Electric	CF6-80C2-B4F	***
CFM International	CFM56-7B26/3	***
CFM International	CFM56-5C4	***
CFM International	CFM56-7B24/3	***
Pratt & Whitney	PW150A	***
Pratt & Whitney	PW4168A	***
General Electric	CF6-80C2-B4	***
CFM International	CFM56-5B4/3	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Schedule 1B

Facility Remaining Engines

Manufacturer	Model	ESN
General Electric	CF6-80C2-B7F	***
Pratt & Whitney	PW150A	***
Rolls-Royce	RB211-535E4	***
General Electric	CF34-10E6	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Schedule 2A

WEST Initial Engines

Manufacturer	Model	ESN
Rolls Royce	3007A	***
Rolls Royce	3007A	***
General Electric	CF6-80C2B	***
General Electric	CF6-80C2B	***
General Electric	CF6-80C2B	***
General Electric	CF6-80C2B	***
General Electric	CF6-80C2B2F	***
CFM International	CFM56-3C1	***
CFM International	CFM56-3C1	***
CFM International	CFM56-5A	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
Pratt & Whitney	PW4062	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5C	***
CFM International	CFM56-5C	***
General Electric	CF34-3B	***
CFM International	CFM56-5C	***
CFM International	CFM56-5C	***
CFM International	CFM56-5C	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
International Aero Engines	V2533-A5	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B26	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Manufacturer	Model	ESN
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
General Electric	CF34-3B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
Pratt & Whitney	PW2040	***
Pratt & Whitney	PW2037	***
Pratt & Whitney	PW4060	***
Pratt & Whitney	PW4060	***
Pratt & Whitney	PW4168A	***
Pratt & Whitney	PW4168-A	***
Rolls Royce	RB211-535	***
Rolls Royce	RB211-535	***
International Aero Engines	V2527-A5	***
International Aero Engines	V2500	***
International Aero Engines	V2500	***
International Aero Engines	V2500	***
International Aero Engines	V2500	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Schedule 2B

WEST Remaining Engines

Manufacturer	Model	ESN
General Electric	CF6-80E1A3	***
CFM International	CFM56-3C1	***
CFM International	CFM56-5A	***
CFM International	CFM56-5A	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Schedule 3

Lease Documents

Each Lease Assignment, Lease Novation (each, as defined in the WEST Engine Transfer Agreement or the Facility Engine Transfer Agreement, as applicable) and any amendments or other documents related thereto (as and when so delivered), together with all of the following documents:

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
1	CFM International, CFM56-5B4/P, ESN ***	***	• *** • *** • ***
2	CFM International, CFM56-5B4/3, ESN ***	***	• *** • *** • *** • ***
3	CFM International, CFM56-5B4/3, ESN ***	***	• *** • *** • ***
4	CFM International, CFM56-5B4/3, ESN ***	***	• *** • *** • ***
5	CFM International, CFM56-5B4/3, ***	***	• *** • *** • *** • ***
6	Pratt & Whitney PW4060-3 ESN ***	***	• *** • *** • *** • *** • *** • *** • ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
7	CFM International, CFM56-7B22, ESN ***	***	• *** • *** • *** • ***
9	Pratt & Whitney, PW4168A, ESN ***	***	• *** • *** • *** • *** • ***
10	CFM International CFM56-7B24 ESN ***	***	• *** • *** • *** • *** • ***
11	CFM56-7B24/3 ESN ***	***	• *** • *** • ***
12	General Electric CF6-80C2B1F ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • ***
13	CFM International CFM56-3C-1 ESN ***	***	• *** • *** • *** • *** • *** • *** • ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
14	General Electric CF680C2B2F ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • ***
15	CFM International CFM56-7B24 ESN ***	***	• *** • *** • ***
16	CFM International CFM56-7B26/3 ESN ***	***	• *** • *** • ***
17	CFM International CFM56-7B24 ESN ***	***	• *** • *** • ***
18	CFM International CFM56-7B24/3 ESN ***	***	• *** • *** • ***
19	CFM International CFM56-7B24/3 ESN ***	***	• *** • *** • ***
20	CFM International CFM56-7B26/3 ESN ***	***	• *** • *** • ***
21	Pratt & Whitney PW2040 ESN ***	***	• *** • *** • *** • ***
22	CFM International Inc.	***	• ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	CFM56-7B27/3B1F ESN ***		• *** • ***
24	CFM International CFM56-3C1 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • ***
25	CFM International CFM56-7B27/B1 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • ***
26	IAE International Aero Engines V2528-D5 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
• *** • *** • ***
27	CFM International CFM56-5C4 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • ***
28	CFM International CFM56-5C3F ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • ***
29	Rolls-Royce RB211-535E4 ESN ***	***	• *** • *** • ***
31	CFM International CFM56-7B26/3 ESN ***	***	• *** • *** • *** • *** • ***
32	CFM International	***	• ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	CFM56-5A5/F ESN ***		• *** • *** • ***
33	CFM International CFM56-5A1 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • ***
34	CFM International CFM56-7B24 ESN ***	***	• *** • *** • *** • *** • *** • *** • ***
35	General Electric CF6-80E1A3 ESN ***	***	• *** • *** • *** • ***
36	General Electric CF6-80C2B6 ***	***	• *** • *** • *** • *** • *** • *** • ***
37	General Electric CF6-80C2B6 ESN	***	• *** • ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	***		• *** • *** • *** • *** • *** • *** • *** • ***
38	CFM International CFM56-5A3 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • ***
39	IAE International Aero Engines V2527-A5 ESN ***	***	• *** • ***
40	CFM International CFM56-5B4/3 ESN ***	***	• *** • *** • ***
41	CFM International CFM56-5B4/3 ESN ***	***	• *** • *** • *** • *** • ***
42	CFM International CFM56-7B24/3	***	• ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	ESN ***		• *** • *** • ***
44	CFM International CFM56-7B20 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • ***
45	Pratt & Whitney PW2037 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • ***
46	CFM International CFM56-7B26 ESN ***	***	• *** • *** • *** • *** • ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
• *** • ***
47	CFM International, CFM56-7B27, ***	***	• *** • *** • *** • *** • *** • ***
48	CFM International, CFM56-7B24/3, ***	***	• *** • *** • *** • *** • *** • *** • ***
49	Pratt & Whitney PW4168A ESN ***	***	• *** • *** • ***
50	CFM International CFM56-7B ESN ***	***	• *** • *** • ***
51	CFM International CFM56-5B4/P ESN ***	***	• *** • *** • *** • *** • ***
52	CFM International CFM56-5C4/P ESN ***	***	• *** • *** • ***
53	CFM International CFM56-5C4/P ESN ***	***	• *** • *** • ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
• *** • ***
54	General Electric CF6-80C2B6F ESN ***	***	• *** • *** • *** • ***
55	IAE International Aero Engines V2527-A5 ESN ***	***	• *** • *** • ***
56	Pratt & Whitney PW4060-3 (may be operated as a PW4062-3) ESN ***	***	• *** • *** • *** • ***
57	IAE International Aero Engines V2527-A5 ESN ***	***	• *** • *** • *** • ***
58	CFM International CFM56-3C1 ESN ***	***	• *** • ***
59	CFM International CFM56-5C4 ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • ***
60	CFM International	***	• ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	Inc. CFM56-7B27/3 ESN ***		• *** • *** • *** • ***
61	CFM International CF6-80C2B6F ESN ***	***	• *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • *** • ***
62	Pratt & Whitney PW150A ESN ***	***	• *** • *** • *** • ***
63	CFM International CFM56-5B4/3 ESN ***	***	• *** • *** • *** • ***
64	Rolls Royce RB211-535E4 ESN ***	***	• *** • *** • *** • *** • ***
65	CFM International CF34-10E6 ESN ***	***	• *** • *** • ***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.